UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
(Amendment No. 1)

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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M3-Brigade Acquisition II Corp.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M3-BRIGADE ACQUISITION II CORP.
1700 Broadway
19th Floor
New York, NY 10019

NOTICE OF SPECIAL MEETING

TO BE HELD ON [            ]

TO THE STOCKHOLDERS OF M3-BRIGADE ACQUISITION II CORP.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of M3-Brigade Acquisition II Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, to be held at [            ] Eastern time, on [            ]. The special meeting will be held virtually, at https://www.cstproxy.com/m3brigadeii/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from March 8, 2023 to March 8, 2024 (the “Extended Date” and such proposal, the “Extension Amendment Proposal”).

2.      To amend our charter to permit the release of interest from the trust account established in connection with the Company’s initial public offering (“IPO”) (such account, the “Trust Account”), to the extent such interest is accrued after the date of the Interest Amendments (as defined below), to pay the Company’s working capital expenses (the “Working Capital Amendment” and such proposal, the “Working Capital Amendment Proposal”).

3.      To amend our charter to provide that funds used by the Company to pay the new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations pursuant to Section 4501 of the Internal Revenue Code of 1986, as amended, included in the Inflation Reduction Act of 2022 (such tax, the “IRA Excise Tax”), if applicable, be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments (as defined below) or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments (such amendment, the “Excise Tax Amendment” and such proposal, the “Excise Tax Amendment Proposal”).

4.      To amend the Investment Management Trust Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to (i) reflect the Extension, (ii) permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses and (iii) provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments (the “Trust Amendment” and, together with the Working Capital Amendment and the Excise Tax Amendment, the “Interest Amendments” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, the “Proposals”).

5.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others. The purpose of the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/m3brigadeii/2022. See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE WORKING CAPITAL AMENDMENT PROPOSAL, THE EXCISE TAX AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the Trust Account if it has not consummated its initial business combination by March 8, 2023. The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before March 8, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The purpose of the Working Capital Amendment Proposal and the Trust Amendment Proposal is to increase the amount of funds available to the Company to finance working capital expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant working capital expenses, including approximately $1,600,000 in connection with the previously announced proposed transaction with Syniverse Corporation, a Delaware corporation (“Syniverse”), which was later terminated, and may continue to incur such expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes. As of the record date, the Company had approximately [        ] in its working capital account and had accrued expenses of approximately [        ] (including the unpaid portion of the Syniverse transaction expenses). Deficiencies in working capital may impede the identification of an attractive initial business combination target and the consummation of a business combination. Accordingly, our Board believes that implementation of the Working Capital Amendment and the Trust Amendment is advisable to ensure that the Company maintains sufficient working capital to identify an attractive business combination target and consummate an initial business combination. If the Working Capital Amendment and the Trust Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including any applicable IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock (as defined below), including M3-Brigade Sponsor II LP, a Delaware limited liability company (the “Sponsor”), and would be unavailable to our public stockholders.

The purpose of the Excise Tax Amendment Proposal and the Trust Amendment Proposal is to increase the likelihood that interest accrued in the Trust Account prior to the Interest Amendments is maintained in the Trust Account for the benefit of the Company’s public stockholders, including in the event of a future redemption or repurchase by the Company, by limiting the circumstances under which such interest may be withdrawn by the Company to pay any applicable IRA Excise Tax. As described in the section of this proxy statement entitled “Risk Factors,” the Company may become subject to the IRA Excise Tax on certain repurchases (including redemptions) after December 31, 2022. Our charter and Trust Agreement currently provide that the Company may withdraw interest accrued in the Trust Account to pay taxes. In addition, if the Working Capital Amendment and Trust Amendment are implemented, interest accrued after the date of the Interest Amendments may be withdrawn from the Trust Account to pay the Company’s working capital expenses. To the extent that interest accrued after the date of the Interest Amendments is depleted from the Trust Account (to pay working capital expenses or taxes other than any applicable IRA Excise Tax), and the Company’s working capital is also depleted, the Company would be required to withdraw interest accrued prior to the date of the Interest Amendments from the Trust Account to pay any IRA Excise Tax that becomes due. Accordingly, our Board believes that implementation of the Excise Tax Amendment and the Trust Amendment is advisable to help preserve for the benefit of the Company’s public stockholders interest that was accrued prior to the date of the Interest Amendments in the Trust Account. If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account. This limitation would increase the likelihood that interest earned on the funds in the Trust Account prior to the date of the Interest Amendments remains in the Trust Account for the benefit of public stockholders. Any such interest earned prior to the date of the Interest Amendments, to the extent not released from the Trust Account to pay taxes, would be included in funds paid to our public stockholders in the event of a future redemption or repurchase by the Company. The Company expects that, after giving effect to the Extension and the Interest Amendments, the amount of funds available in the Company’s working capital and the amount of interest expected to accrue after the date of the Interest Amendments available for withdrawal from the Trust Account will be sufficient to pay, and will be used to pay, any applicable IRA Excise Tax in connection with a future redemption or repurchase by the Company occurring at or around the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class B common stock, par value $0.0001 per share (“Class B common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve each of the Proposals. Approval of each of the Proposals is a condition to the implementation of the Extension and the Interest Amendments.

In connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, holders of public shares (each, a “public stockholder”) may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares (a “Redemption Election”), regardless of whether such public stockholder votes on the Proposals. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”).

Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets, which would occur if there are less than [            ] percent ([            ])% (the “Aggregate Threshold Non-Redemption Percentage”) of public shares outstanding as of the date hereof that remain outstanding following the adoption of the Proposals.

Immediately following the Redemption Deadline, a public stockholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of their public shares for which it previously submitted a Redemption Election (an “Election Reversal”). Prior to the deadline to make a Redemption Election, public stockholders that desire to indicate their intention to make an Election Reversal are requested to indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to [            ] prior to the Redemption Deadline. See “The Proposals — Redemption Withdrawal Procedures.”

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than [            ] percent ([            ]%) of such stockholder’s public shares (the “Minimum Non-Redemption Percentage”). If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on [            ] as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, public stockholders may make the Redemption Election, regardless of whether such public stockholders vote on the Proposals. If the Proposals are approved by the requisite vote of stockholders, holders of public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $[            ] at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange (the “NYSE”) on [            ], the record date of the special meeting, was $[            ]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[            ] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before March 8, 2023, as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Extension and Interest Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination in the event one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

[ ]	By Order of the Board of Directors,

Mohsin Y. Meghji Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Proposals, and an abstention will have the same effect as voting against the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [            ]: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/m3brigadeii/2022.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRANSFER AGENT”) BY 5:00 P.M. EASTERN TIME ON [            ], THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT

WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON [            ], THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

PROXY STATEMENT — DATED [            ]

M3-BRIGADE ACQUISITION II CORP.
1700 Broadway
19th Floor
New York, NY 10019

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [            ]

A special meeting of stockholders (the “special meeting”) of M3-Brigade Acquisition II Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [            ] Eastern time, on [            ]. The special meeting will be held virtually, at https://www.cstproxy.com/m3brigadeii/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 8, 2023 to March 8, 2024 (the “Extended Date” and such proposal, the “Extension Amendment Proposal”).

2.      To amend our charter to permit the release of interest from the trust account established in connection with the Company’s initial public offering (“IPO”) (such account, the “Trust Account”), to the extent such interest is accrued after the date of the Interest Amendments (as defined below), to pay the Company’s working capital expenses (the “Working Capital Amendment” and such proposal, the “Working Capital Amendment Proposal”).

3.      To amend our charter to provide that funds used by the Company to pay the new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations pursuant to Section 4501 of the Internal Revenue Code of 1986 (the “Code”), as amended, included in the Inflation Reduction Act of 2022 (the “IRA” and such tax, the “IRA Excise Tax”), if applicable, be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments (as defined below) or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments (such amendment, the “Excise Tax Amendment” and such proposal, the “Excise Tax Amendment Proposal”).

4.      To amend the Investment Management Trust Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to (i) reflect the Extension, (ii) permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses and (iii) provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments (the “Trust Amendment” and, together with the Working Capital Amendment and the Excise Tax Amendment, the “Interest Amendments” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, the “Proposals”).

5.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others. The purpose of the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/m3brigadeii/2022. See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the Trust Account if it has not consummated its initial business combination by March 8, 2023. The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before March 8, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The purpose of the Working Capital Amendment Proposal and the Trust Amendment Proposal is to increase the amount of funds available to the Company to finance working capital expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant working capital expenses, including approximately $1,600,000 in connection with the previously announced proposed transaction with Syniverse Corporation, a Delaware corporation (“Syniverse”), which was later terminated, and may continue to incur such expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes. As of the record date, the Company had approximately [        ] in its working capital account and had accrued expenses of approximately [        ] (including the unpaid portion of the Syniverse transaction expenses). Deficiencies in working capital may impede the identification of an attractive initial business combination target and the consummation of a business combination. Accordingly, our Board believes that implementation of the Working Capital Amendment and the Trust Amendment is advisable to ensure that the Company maintains sufficient working capital to identify an attractive business combination target and consummate an initial business combination. If the Working Capital Amendment and Trust Amendment are adopted, working capital would be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including any applicable IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock (as defined below), including M3-Brigade Sponsor II LP, a Delaware limited liability company (the “Sponsor”), and would be unavailable to our public stockholders.

The purpose of the Excise Tax Amendment Proposal and the Trust Amendment Proposal is to increase the likelihood that interest accrued in the Trust Account prior to the Interest Amendments is maintained in the Trust Account for the benefit of the Company’s public stockholders, including in the event of a future redemption or repurchase by the Company, by limiting the circumstances under which such interest may be withdrawn by the

Company to pay any applicable IRA Excise Tax. As described in the section of this proxy statement entitled “Risk Factors,” the Company may become subject to the IRA Excise Tax on certain repurchases (including redemptions) after December 31, 2022. Our charter and Trust Agreement currently provide that the Company may withdraw interest accrued in the Trust Account to pay taxes. In addition, if the Working Capital Amendment and Trust Amendment are implemented, interest accrued after the date of the Interest Amendments may be withdrawn from the Trust Account to pay the Company’s working capital expenses. To the extent that interest accrued after the date of the Interest Amendments is depleted from the Trust Account (to pay working capital expenses or taxes other than any applicable IRA Excise Tax), and the Company’s working capital is also depleted, the Company would be required to withdraw interest accrued prior to the date of the Interest Amendments from the Trust Account to pay any IRA Excise Tax that becomes due. Accordingly, our Board believes that implementation of the Excise Tax Amendment and the Trust Amendment is advisable to help preserve for the benefit of the Company’s public stockholders interest that was accrued prior to the date of the Interest Amendments in the Trust Account. If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account. This limitation would increase the likelihood that interest earned on the funds in the Trust Account prior to the date of the Interest Amendments remains in the Trust Account for the benefit of public stockholders. Any such interest earned prior to the date of the Interest Amendments, to the extent not released from the Trust Account to pay taxes, would be included in funds paid to our public stockholders in the event of a future redemption or repurchase by the Company. The Company expects that, after giving effect to the Extension and the Interest Amendments, the amount of funds available in the Company’s working capital and the amount of interest expected to accrue after the date of the Interest Amendments available for withdrawal from the Trust Account will be sufficient to pay, and will be used to pay, any applicable IRA Excise Tax in connection with a future redemption or repurchase by the Company occurring at or around the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (“Class A common stock” or the “public shares”) and Class B common stock (“Class B common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Proposals. Approval of each of the Proposals is a condition to the implementation of the Extension and the Interest Amendments.

In connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, holders of public shares (each, a “public stockholder”) may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares (a “Redemption Election”), regardless of whether such public stockholder votes on the Proposals. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”).

Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets, which would occur if there are less than [            ] percent ([            ])% (the “Aggregate Threshold Non-Redemption Percentage”) of public shares outstanding as of the date hereof that remain outstanding following the adoption of the Proposals.

Immediately following the Redemption Deadline, a public stockholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of its public shares for which it previously submitted a Redemption Election (an “Election Reversal”). Prior to the deadline to make a Redemption Election, public stockholders that desire to indicate their intention to make an Election Reversal are requested to indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to [            ] prior to the Redemption Deadline. See “The Proposals — Redemption Withdrawal Procedures.”

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than [            ] percent ([            ]%) of such stockholder’s public shares (the “Minimum Non-Redemption Percentage”). If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on [            ] as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, public stockholders may make the Redemption Election, regardless of whether such public stockholders vote on the Proposals. If the Proposals are approved by the requisite vote of stockholders, holders of public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals. If the Proposals are approved by the requisite vote of stockholders, the holders of public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $[            ] (including interest, but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $[            ] at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange (the “NYSE”) on [            ], the record date of the special meeting, was $[            ]. Accordingly, if the market price were to remain the same until the date of the special

meeting, exercising redemption rights would result in a public stockholder receiving approximately $[            ] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before March 8, 2023, as contemplated by our IPO prospectus and in accordance with our charter, the Company (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

M3-Brigade Sponsor II LP, a Delaware limited liability company (the “Sponsor”), has agreed to waive their redemption rights with respect to its founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes and working capital, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure that our Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the

Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed at a per-share price equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Proposals are approved.

Our Board has fixed the close of business on [            ] as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 40,000,000 outstanding shares of the Company’s Class A common stock and 10,000,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Proposals. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 15, 2022, Form 10-Q filed for the quarter ended March 31, 2022 filed with the SEC on May 23, 2022, Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 12, 2022 and Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 14, 2022, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed on December 16, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On March 8, 2021, the Company consummated the IPO of 40,000,000 units (the “units”). Each unit consisted of one share of Class A common stock of the Company, par value of $.0001 per share, and one-third of one redeemable warrant of the Company. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $400,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 7,500,000 private placement warrants (the “private placement warrants”) at a price of $1.50 per warrant in a private placement to the Sponsor, generating gross proceeds to the Company of $11,250,000.

Following the closing of the IPO on March 8, 2021, an amount of $400,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account. The Trust Account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting the conditions of Rule 2a-7 under the Investment Company Act, until the earlier of: (i) the completion of the Company’s initial business combination, and (ii) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination before March 8, 2023.

Like most blank check companies, our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is March 8, 2023. Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date to consummate a business combination from March 8, 2023 to March 8, 2024 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the stockholders to vote upon.

Our charter and Trust Agreement currently provide that, except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of the shares of common stock included as parts of the units sold in the IPO if the Company is unable to complete the initial business combination before March 8, 2023 and (iii) the redemption of shares in connection with a vote seeking to amend certain provisions of the charter. Our Board has determined that it is in the best interests of the Company to amend the Company’s charter and the Trust Agreement to permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses. Therefore, our Board is submitting the Working Capital Amendment Proposal and the Trust Amendment Proposal described in this proxy statement for the stockholders to vote upon.

Our charter and Trust Agreement currently provide that the Company may withdraw interest accrued in the Trust Account to pay taxes. Our Board has determined that it is in the best interests of the Company to amend the Company’s charter and the Trust Agreement to provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments. Therefore, our Board is submitting the Excise Tax Amendment Proposal and the Trust Amendment Proposal described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.      Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from March 8, 2023 to March 8, 2024.

2.      Working Capital Amendment Proposal:    To amend our charter to permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses.

3.      Excise Tax Amendment Proposal:    To amend our charter to provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments.

4.      Trust Amendment Proposal:    To amend the Trust Agreement to (i) reflect the Extension, (ii) permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses and (iii) provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments.

5.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

What are the purposes of the Proposals?

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. Our charter currently provides that the Company must liquidate the Trust Account if it has not consummated its initial business combination by March 8, 2023. The Board currently believes that there will not be sufficient time before March 8, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The purpose of the Working Capital Amendment Proposal and the Trust Amendment Proposal is to increase the amount of funds available to the Company to finance working capital expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant working capital expenses, including approximately $1,600,000 in connection with the previously announced proposed transaction with Syniverse, which was later terminated, and may continue to incur such expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes. As of the record date, the Company had approximately [          ] in its working capital account and had accrued expenses of approximately [          ] (including the unpaid portion of the Syniverse transaction expenses). Deficiencies in working capital may impede the identification of an attractive initial business combination target and the consummation of a business combination. Accordingly, our Board believes that implementation of the Working Capital Amendment and the Trust Amendment is advisable to ensure that the Company maintains sufficient working capital to identify an attractive business combination target and consummate an initial business combination. If the Working Capital Amendment and the Trust Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendment. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including the IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock, including the Sponsor, and would be unavailable to our public stockholders.

The purpose of the Excise Tax Amendment Proposal and the Trust Amendment Proposal is to increase the likelihood that interest accrued in the Trust Account prior to the Interest Amendments is maintained in the Trust Account for the benefit of the Company’s public stockholders, including in the event of a future redemption or repurchase by the Company, by limiting the circumstances under which such interest may be withdrawn by the Company to pay any applicable IRA Excise Tax. As described in the section of this proxy statement entitled “Risk Factors,” the Company may become subject to the IRA Excise Tax on certain repurchases (including redemptions) after December 31, 2022. Our charter and Trust Agreement currently provide that the Company may withdraw interest accrued in the Trust Account to pay taxes. In addition, if the Working Capital Amendment and Trust Amendment are implemented, interest accrued after the date of the Interest Amendments may be withdrawn from the Trust Account to pay the Company’s working capital expenses. To the extent that interest accrued after the date of the Interest Amendments is depleted from the Trust Account (to pay working capital expenses or taxes other than any applicable IRA Excise Tax), and the Company’s working capital is also depleted, the Company would be required to withdraw interest accrued prior to the date of the Interest Amendments from the Trust Account to pay any IRA Excise Tax that becomes due. Accordingly, our Board believes that implementation of the Excise Tax Amendment and the Trust Amendment is advisable to help preserve for the benefit of the Company’s public stockholders interest that was accrued prior to the date of the Interest Amendments in the Trust Account. If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account. This limitation would increase the likelihood that interest earned on the funds in the Trust Account prior to the date of the Interest Amendments remains in the Trust Account for the benefit of public stockholders. Any such interest earned prior to the date of the Interest Amendments, to the extent not released from the Trust Account to pay taxes, would be included in funds paid to our public stockholders in the event of a future redemption or repurchase by the Company. The Company expects that, after giving effect to the Extension and the Interest Amendments, the amount of funds available in the Company’s working capital and the amount of interest expected to accrue after the date of the Interest Amendments available for withdrawal from the Trust Account will be sufficient to pay, and will be used to pay, any applicable IRA Excise Tax in connection with a future redemption or repurchase by the Company occurring at or around the Extended Date.

Approval of each of the Proposals is a condition to the implementation of the Extension and the Interest Amendments. Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets, which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof that remain outstanding following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

If the Extension and the Interest Amendments are implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Proposals are approved and the Extension and the Interest Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Proposals are approved and the amount remaining in the Trust Account may be only a fraction of the $[            ] (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets, which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof that remain outstanding following the adoption of the Proposals.

There was $[            ], including $[            ] of interest, in the Trust Account as of the record date. Assuming the Redemption Elections (after taking into account any Election Reversals) by our public stockholders cause us to have 75% of public shares outstanding as of the date hereof, there will be approximately $[            ] in the Trust Account upon removal of the Withdrawal Amount, and the amount of additional interest which would be expected to accrue from the date of the special meeting until the Extended Date is $[            ]. Assuming the Redemption Elections (after taking into account any Election Reversals) by our public stockholders cause us to have 50% of public shares outstanding as of the date hereof, there will be approximately $[            ] in the Trust Account upon removal of the Withdrawal Amount, and the amount of additional interest which would be expected to accrue from the date of the special meeting until the Extended Date is $[            ]. Assuming the Redemption Elections (after taking into account any Election Reversals) by our public stockholders cause us to have 25% of public shares outstanding as of the date hereof, there will be approximately $[            ] in the Trust Account upon removal of the Withdrawal Amount, and the amount of additional interest which would be expected to accrue from the date of the special meeting until the Extended Date is $[            ]. The Company is currently permitted to withdraw interest from the Trust Account to pay taxes, including any applicable IRA Excise Tax. If the Working Capital Amendment and the Trust Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before March 8, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination before March 8, 2023.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments. The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

You are not being asked to vote on any proposed business combination at this time. If the Extension and Interest Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination in the event one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Proposals?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would modify the substance or timing of the Company’s obligation to redeem the Company’s public shares if the Company does not complete a business combination before March 8, 2023, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the time frame contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including with respect to our previously announced proposed transaction with Syniverse, which was later terminated, circumstances warrant providing the Company with additional time to identify an attractive potential business combination target.

Our Board believes stockholders will benefit from the Company having additional funds to finance working capital expenses in connection with sourcing a potential business combination target and consummating a business combination and is proposing the Working Capital Amendment Proposal and the Trust Amendment Proposal to permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses. The Working Capital Amendment and the Trust Amendment would give the Company additional funds to identify an attractive business combination target and consummate an initial business combination, which our Board believes is in the best interests of the stockholders. If the Working Capital Amendment and the Trust Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including any applicable IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock, including the Sponsor, and would be unavailable to our public stockholders.

In addition, our Board believes stockholders will benefit from a mechanism to help preserve interest accrued in the Trust Account prior to the Interest Amendments in the Trust Account for the benefit of the Company’s public stockholders, including in the event of a future redemption or repurchase by the Company, and is proposing the Excise Tax Amendment Proposal and the Trust Amendment Proposal to provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments. The Excise Tax Amendment and the Trust Amendment would limit the circumstances under which such interest may be withdrawn by the Company to pay any applicable IRA Excise Tax. If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account. This limitation would increase the likelihood that interest earned on the funds in the Trust Account prior to the date of the Interest Amendments remains in the Trust Account for the benefit of public stockholders. Any such interest earned prior to the date of the Interest Amendments, to the extent not released from the Trust Account to pay taxes, would be included in funds paid to our public stockholders in the event of a future redemption or repurchase by the Company. The Company expects that, after giving effect to the Extension and the Interest Amendments, the amount of funds available in the Company’s working capital and the amount of interest expected to accrue after the date of the Interest Amendments available for withdrawal from the Trust Account will be sufficient to pay, and will be used to pay, any applicable IRA Excise Tax in connection with a future redemption or repurchase by the Company occurring at or around the Extended Date.

Our charter provides that if our stockholders approve an amendment to our charter with respect to any material provisions of the charter related to stockholders’ rights or pre-initial business combination activity, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares.

Our Board recommends that you vote in favor of the Proposals but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Proposals or postpone the special meeting?

Subject to the Board’s right to postpone the special meeting, the Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Our Board may determine to postpone the special meeting if, at the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), the Redemption Elections (after taking into account the commitments made on the Reversal Commitment Forms) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals. We intend to issue a press release shortly thereafter disclosing the Redemption Elections, the number of public shares for which commitments have made on the Reversal Commitment Forms and whether the Redemption Elections (after taking into account the commitments made on the Reversal Commitment Forms) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals.

Our Board may also determine to postpone the special meeting if, at 5:00 P.M. Eastern time on [            ], the date that is one business day prior to the scheduled vote at the special meeting, the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of outstanding public shares outstanding as of the date hereof) following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals so as to not cause the Company to have less than [            ] of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the special meeting. For the duration of such postponement, to the extent a public stockholder has made the Election to redeem its public shares and has delivered such shares physically or electronically through the Deposit Withdrawal at Custodian (“DWAC”) system of the Depository Trust Company (“DTC”), such stockholder will not be able to transfer, assign or sell such shares.

Our Board will abandon the Proposals if our stockholders do not approve the Proposals.

Notwithstanding stockholder approval of the Proposals or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Proposals or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. The initial stockholders beneficially owned as of the record date, and are entitled to vote, 10,000,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Proposals?

Approval of the Proposals will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment Proposal, the Working Capital Amendment Proposal or Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares. Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The [            ] record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for a Proposal?

If you do not want a Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Proposals are approved, and the Extension and the Interest Amendments are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate its initial business combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the affirmative vote of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares.

What happens if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before March 8, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination before March 8, 2023.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

If the Proposals are approved, what happens next?

If the Proposals are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Proposals are approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form of Annex B hereto and execute an amended and restated Trust Agreement in the form of Annex C hereto. The Company expects to obtain the written consent of Cantor Fitzgerald & Co. for entry into the Trust Amendment, as required by the Trust Agreement. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, public shares, and public warrants will remain publicly traded.

If the Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination in the event one is submitted to stockholders. You will also retain your right to redeem the public shares then held by you upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at [            ] Eastern time, on [            ], in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/m3brigadeii/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (standard rates apply outside of the United States and Canada). The pin number for telephone access is 9596585#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company (the “transfer agent”) at the phone number or email address below. The transfer agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual special meeting starting [            ] at [            ]. Enter the following URL address into your browser: https://www.cstproxy.com/m3brigadeii/2022, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders that own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 800-450-7155 (toll-free within the United States and Canada), or +1 857-999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number 9596585#. This is listen-only; you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1700 Broadway, 19th Floor, New York, NY 10019, Attn: MBAC.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Proposals requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on [            ], are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 40,000,000 public shares and 10,000,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before March 8, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Proposals are approved?

If the Proposals are approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account are invested only in U.S. government treasury bills, notes or bonds with a maturity of 185 days or less or in certain money market funds that invest solely in US treasuries, except that funds held by us outside of the Trust Account are invested in non-interest bearing bank deposits.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s current policy position, consistent with these proposed rules, is that, for special purpose acquisition companies like ours to be exempt from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, they must satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If we were determined to be an unregistered investment company, the trustee could be required to liquidate the Trust Account, in which case the business of the Company would be discontinued and the Company wound down, and we would not be able to complete an initial business combination. If we are unable to complete our initial business combination, our public stockholders may receive only approximately $10.00 per share on the liquidation of our Trust Account, our warrants will expire worthless and our public stockholders would not have any opportunity to participate in any potential appreciation in the value of their public shares that might be created by an initial business combination.

How do I redeem my public shares?

If the Extension and the Interest Amendments are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Extension and the Interest Amendments, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)    (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)    prior to 5:00 p.m. Eastern time, on [            ] (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (email: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time, on [            ] (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension and the Interest Amendments and the Redemption Election.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public stockholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension and the Interest Amendments. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent, Continental Stock Transfer & Trust Company, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

How do I make an Election Reversal with respect to my public shares?

Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Prior to the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), public stockholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A, which should be submitted to [            ]. Such Reversal Commitment Form should contain the public stockholder’s legal name, phone number and address of the beneficial owner of the shares for which the Election Reversal is committed.

Shortly after the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), we intend to issue a press release disclosing the Redemption Elections, the number of public shares for which commitments have been indicated on the Reversal Commitment Forms. and whether the Redemption Elections (after taking into account the commitments made on the Reversal Commitment Forms) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

Our Board may determine to postpone the special meeting if, one business day prior to the special meeting, the if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals from public stockholders by the transfer agent so as to not cause the Company to have less than [            ] of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the special meeting. For the duration of such postponement, to the extent you have made the Election to redeem your public shares and have delivered such shares physically or electronically through DWAC, you will not be able to transfer, assign or sell such shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Innisfree a fee of $20,000. The Company will also reimburse Innisfree for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

M3-Brigade Acquisition II Corp.
1700 Broadway, 19th Floor
New York, NY 10019
Attn: MBAC
Email: info@m3-brigade.com

You may also contact the Company’s proxy solicitor at:

Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
Tel: (877) 687-1866 (toll-free) or
(212)-750-5833 (banks and brokers can call collect)

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on March 5, 2021, (ii) Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 15, 2022, (iii) Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2021 filed with the SEC on May 23, 2022, (iv) Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2021 filed with the SEC on May 23, 2022, (v) Quarterly Report on Form 10-Q/A for the quarterly period ended March November 30, 2021 filed with the SEC on May 23, 2022, and (vi) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, filed with the SEC on August 12, 2022, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Our Board may determine to postpone the special meeting if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets, in order to allow for the receipt of sufficient Election Reversals by the transfer agent to avoid such outcome. During such time, any public stockholders that have made Redemption Elections will not be able to transfer, assign or sell such shares and will not receive any funds with respect to such Redemption Elections until the adoption of the Proposals, if at all.

Our Board may determine to postpone the special meeting if, at the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), the Redemption Elections (after taking into account the commitments made on the Reversal Commitment Forms) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals. We intend to issue a press release shortly thereafter disclosing the Redemption Elections, the number of public shares for which commitments have made on the Reversal Commitment Forms and whether the Redemption Elections (after taking into account the commitments made on the Reversal Commitment Forms) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals.

Our Board may also determine to postpone the special meeting if, at 5:00 P.M. Eastern time on [            ], the date that is one business day prior to the scheduled vote at the special meeting, the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of outstanding public shares outstanding as of the date hereof) following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals so as to not cause the Company to have less than [            ] of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the special meeting.

During such time as our Board has postponed the special meeting, but prior to any abandonment of the Proposals, we will seek for our public stockholders to make Election Reversals, including those indicated on their respective Reversal Commitment Forms. For the duration of such postponement, to the extent a public stockholder has made the Election to redeem its public shares and has delivered such shares physically or electronically through DWAC, such stockholder will not be able to transfer, assign or sell such shares, which could subject such public stockholder to a number of risks, including, among other things, the risk that the amount of assets in the Trust Account decreases below the amount therein as of the time of the Election deadline, the risk that the market price of our public shares decreases from the price as of the time of the Election deadline and the risk that the special meeting is abandoned. We cannot make any assurances with respect to the length of time for which we would postpone the special meeting to seek for our public stockholders to make Election Reversals, including those indicated on their respective Reversal Commitment Forms. In addition, we cannot assure whether, in the event of any such postponement, the Proposals would eventually be adopted.

If the Working Capital Amendment and the Trust Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. While the Company intends to use such working capital to identify an attractive business combination target and consummate an initial business combination, in the event of future redemptions by such stockholders or a liquidation of the Company, any such amounts would be used to satisfy remaining taxes (including any excise taxes that may be due, including any applicable IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock, including the Sponsor, and would be unavailable to our public stockholders.

The Working Capital Amendment and the Trust Amendment will permit the Company to withdraw interest earned on the funds in the Trust Account for working capital. The Company intends to use any such working capital to identify an attractive business combination target and consummate an initial business combination. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including any applicable IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock, including the Sponsor, and would be unavailable to our public stockholders.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The IRA Excise Tax may decrease the value of our securities following an initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation or an initial business combination.

On August 16, 2022, the IRA was signed into federal law. The IRA provides for, among other things, the IRS Excise Tax. The IRA Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the IRA Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the IRA Excise Tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the IRA Excise Tax. The IRA applies only to repurchases that occur after December 31, 2022.

As described under “The Proposals — Redemption Rights,” if the Extension and the Interest Amendments are implemented, our public stockholders will have the right to require us to redeem their public shares. We would not be subject to the IRA Excise Tax as a result of any redemptions in connection with the Extension and Interest Amendments if any such redemptions occurred before December 31, 2022 and, in this proxy statement, we assume that any such redemptions would occur before such date. However, any redemption or other repurchase that occurs after December 31, 2022 in connection with an initial business combination or other transaction may be subject to the IRA Excise Tax. Whether and to what extent we would be subject to any IRA Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination or other transaction, (ii) the structure of the initial business combination or other transaction, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination or other transaction (or otherwise issued not in connection with the initial business combination or other transaction but issued within the same taxable year of the initial business combination or other transaction) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. The potential application of the IRA Excise Tax to redemptions or other repurchases that occur after December 31, 2022 could cause a reduction in the cash available on hand to complete an initial business combination and in our ability to complete an initial business combination.

If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account. This limitation would increase the likelihood that interest earned on the funds in the Trust Account prior to the date of the Interest Amendments remains in the Trust Account for the benefit of public stockholders. Any such interest earned prior to the date of the Interest Amendments, to the extent not released from the Trust Account to pay taxes, would be included in funds paid to our public stockholders in the event of a future redemption or repurchase by the Company. The Company expects that, after giving effect to the Extension and the Interest Amendments, the amount of funds available in the Company’s working capital and the amount of interest expected to accrue after the date of the Interest Amendments available for withdrawal from the Trust Account will be sufficient to pay, and will be used to pay, any applicable IRA Excise Tax in connection with a future redemption or repurchase by the Company occurring at or around the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [            ] Eastern time, on [            ]. The special meeting will be held virtually, at https://www.cstproxy.com/m3brigadeii/2022. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.      Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from March 8, 2023 to March 8, 2024.

2.      Working Capital Amendment Proposal:    To amend our charter to permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses.

3.      Excise Tax Amendment Proposal:    To amend our charter to provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments.

4.      Trust Amendment Proposal:    To amend the Trust Agreement to (i) reflect the Extension, (ii) permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses and (iii) provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments.

5.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on [            ], the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 40,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Proposals will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Proposals to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension and the Interest Amendments.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate [            ] and [            ] to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Working Capital Amendment Proposal, the Excise Tax Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Innisfree, at (877) 687-1866 (call toll-free) or (212) 750-5833 (call collect).

Stockholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company Secretary, at M3-Brigade Acquisition II Corp., 1700 Broadway, 19th Floor, New York, NY 10019, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Innisfree a fee of $20,000. The Company will also reimburse Innisfree for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Innisfree at:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Tel: (877) 687-1866 (toll-free) or
(212) 750-5833 (banks and brokers can call collect)

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1700 Broadway, 19th Floor, New York, NY 10019. Our telephone number at such address is (212) 202-2200.

THE PROPOSALS

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on December 16, 2020. On December 31, 2020, we issued an aggregate of 7,187,500 founder shares to the Sponsor in exchange for an aggregate capital contribution of $25,000. On February 11, 2021, we effected a share stock split, resulting in the Sponsor holding 8,625,000 founder shares. On February 19, 2021, we effected another share stock split, resulting in the Sponsor holding 11,500,000 founder shares. On March 3, 2021, the Sponsor transferred 25,000 founder shares to one of our directors.

On March 8, 2021, we consummated the IPO of 40,000,000 units. On April 19, 2021, the Sponsor forfeited 1,500,000 founder shares in connection with the determination by the underwriters of our IPO not to exercise in full the over-allotment option granted to them, resulting in our initial stockholders holding 10,000,000 founder shares. Each unit consists of one share of Class A common stock and one-third of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $400,000,000. Simultaneously with the closing of the IPO, we consummated the sale of an aggregate of 7,500,000 private placement warrants at a price of $1.50 per warrant in a private placement to the Sponsor, generating gross proceeds to the Company of $11,250,000.

A total of $400,000,000 of the net proceeds from our initial public offering and the private placement with the Sponsor were deposited in a Trust Account established for the benefit of the Company’s public stockholders.

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination.

On August 16, 2021, the Company entered into an Agreement and Plan of Merger (the “Syniverse Merger Agreement”) with Blue Steel Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Syniverse. On February 9, 2022, MBAC and Syniverse entered into a Mutual Written Consent of Termination, pursuant to which the parties agreed to terminate the Syniverse Merger Agreement effective as of February 9, 2022 due to unfavorable market conditions. Since the termination of the Syniverse Merger Agreement, the Company’s management has engaged two (2) proprietary deal sources (in addition to its existing relationships with the Company’s affiliates, M3 Capital Partners LLC, a Delaware limited liability company, and Brigade Capital Management, LP, a Delaware limited partnership) to source deals for the Company on a contingent fee basis. In addition, the Company regularly receives information for potential business combination opportunities from other unaffiliated sources, such as investment banks and target principals. Since the termination of the Syniverse Merger Agreement, the Company has entered into or is negotiating nondisclosure agreements with over twenty (20) potential business combination targets, has engaged in substantive discussions with at least five (5) potential business combination targets and has submitted letters indicating interest to three (3) business combination targets. Although the Company has not entered into a definitive agreement with any such potential business combination targets, the Company remains in active discussions with respect to some of such targets and continues to actively pursue opportunities for an attractive business combination.

The Extension and the Interest Amendments

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date. In addition, the Company is proposing to amend its charter and to amend the Trust Agreement to permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of this amendment, to pay the Company’s working capital expenses.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination.

The purpose of the Working Capital Amendment Proposal and the Trust Amendment Proposal is to increase the amount of funds available to the Company to finance working capital expenses in connection with sourcing a potential business combination target and consummating a business combination. If the Working Capital Amendment and the Trust Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including any applicable IRA Excise Tax), working capital expenses of the Company and the Company wind-down expenses, and any remaining amounts would be distributed to the holders of the Class B common stock, including the Sponsor, and would be unavailable to our public stockholders.

The purpose of the Excise Tax Amendment Proposal and the Trust Amendment Proposal is to increase the likelihood that interest accrued in the Trust Account prior to the Interest Amendments is maintained in the Trust Account for the benefit of the Company’s public stockholders, including in the event of a future redemption or repurchase by the Company, by limiting the circumstances under which such interest may be withdrawn by the Company to pay any applicable IRA Excise Tax. If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account. This limitation would increase the likelihood that interest earned on the funds in the Trust Account prior to the date of the Interest Amendments remains in the Trust Account for the benefit of public stockholders. Any such interest earned prior to the date of the Interest Amendments, to the extent not released from the Trust Account to pay taxes, would be included in funds paid to our public stockholders in the event of a future redemption or repurchase by the Company. The Company expects that, after giving effect to the Extension and the Interest Amendments, the amount of funds available in the Company’s working capital and the amount of interest expected to accrue after the date of the Interest Amendments available for withdrawal from the Trust Account will be sufficient to pay, and will be used to pay, any applicable IRA Excise Tax in connection with a future redemption or repurchase by the Company occurring at or around the Extended Date. Approval of each of the Proposals is a condition to the implementation of the Extension and the Interest Amendments.

In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before March 8, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination before March 8, 2023.

A copy of the proposed amended and restated Company charter is attached to this proxy statement as Annex B, and a copy of the proposed amended and restated Trust Agreement is attached to this proxy statement as Annex C.

Reasons for the Proposals

The Company’s IPO prospectus and charter provide that the Company has until March 8, 2023 to complete a business combination. The purpose of the Extension Amendment is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on pursuing a business combination, including with respect to our previously announced proposed transaction with Syniverse, which was later terminated, circumstances warrant providing the Company with additional time to identify an attractive potential business combination target. Accordingly, since the Company will likely not be able to complete an initial business combination before March 8, 2023, the Company has determined to seek stockholder approval to extend the time for closing a business combination from March 8, 2023 to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

The purpose of the Working Capital Amendment Proposal and the Trust Amendment Proposal is to increase the amount of funds available to the Company to finance working capital expenses in connection with sourcing a potential business combination target and consummating a business combination. Accordingly, the Company has determined to seek stockholder approval to permit the Company to release interest earned on funds held in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay its working capital expenses. If the Working Capital Amendment and the Trust Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including any applicable IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock, including the Sponsor, and would be unavailable to our public stockholders.

The purpose of the Excise Tax Amendment Proposal and the Trust Amendment Proposal is to increase the likelihood that interest accrued in the Trust Account prior to the Interest Amendments is maintained in the Trust Account for the benefit of the Company’s public stockholders, including in the event of a future redemption or repurchase by the Company, by limiting the circumstances under which such interest may be withdrawn by the Company to pay any applicable IRA Excise Tax. As described in the section of this proxy statement entitled “Risk Factors,” the Company may become subject to the IRA Excise Tax on certain repurchases (including redemptions) after December 31, 2022. Our charter and Trust Agreement currently provide that the Company may withdraw interest accrued in the Trust Account to pay taxes. In addition, if the Working Capital Amendment and Trust Amendment are implemented, interest accrued after the date of the Interest Amendments may be withdrawn from the Trust Account to pay the Company’s working capital expenses. To the extent that interest accrued after the date of the Interest Amendments is depleted from the Trust Account (to pay working capital expenses or taxes other than any applicable IRA Excise Tax), and the Company’s working capital is also depleted, the Company would be required to withdraw interest accrued prior to the date of the Interest Amendments from the Trust Account to pay any IRA Excise Tax that becomes due. Accordingly, our Board believes that implementation of the Excise Tax Amendment and the Trust Amendment is advisable to help preserve for the benefit of the Company’s public stockholders interest that was accrued prior to the date of the Interest Amendments in the Trust Account. If the Excise Tax Amendment and the Trust Amendment are adopted, the Company would not be permitted to withdraw interest earned prior to the date of the Interest Amendments from the Trust Account to pay any applicable IRA Excise Tax until the Company has first depleted its working capital and any interest earned after the date of the Interest Amendments in the Trust Account. This limitation would increase the likelihood that interest earned on the funds in the Trust Account prior to the date of the Interest Amendments remains in the Trust Account for the benefit of public stockholders. Any such interest earned prior to the date of the Interest Amendments, to the extent not released from the Trust Account to pay taxes, would be included in funds paid to our public stockholders in the event of a future redemption or repurchase by the Company. The Company expects that, after giving effect to the Extension and the Interest Amendments, the amount of funds available in the Company’s working capital and the amount of interest expected to accrue after the date of the Interest Amendments available for withdrawal from the Trust Account will be sufficient to pay, and will be used to pay, any applicable IRA Excise Tax in connection with a future redemption or repurchase by the Company occurring at or around the Extended Date.

The Company and its officers and directors agreed that they would not seek to amend any material provisions of the charter related to stockholders’ rights or pre-initial business combination activity unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If Any of the Proposals Is Not Approved or Is Abandoned

Stockholder approval of each of the Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination, to use interest earned on funds held in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses and to ensure that funds used by the Company to pay any applicable IRA Excise Tax are drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments. Therefore, our Board will abandon and not implement the Extension or the Interest Amendments unless our stockholders approve each of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before March 8, 2023, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event any of the Proposals is not approved or is abandoned. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Proposals Are Approved

If the Proposals are approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form of Annex B hereto and execute an amended and restated Trust Agreement in the form of Annex C hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Extension and Interest Amendments are implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination in the event one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Proposals are approved and the Extension and the Interest Amendments are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Proposals are approved, and the amount remaining in the Trust Account may be only a fraction of the $[            ] (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets, which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof that remain outstanding following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Redemption Rights

If the Proposals are approved, and the Extension and the Interest Amendments are implemented, each public stockholder may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares. Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) of public shares outstanding as of the date hereof following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

If the Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that vote for the Proposals and do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME, ON [            ] (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING).

YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION, THE INTEREST AMENDMENTS AND THE REDEMPTION ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern time on [            ] (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (email: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Each public stockholders may elect to redeem all of their public shares regardless of whether they vote for or against the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension and the Interest Amendments. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares. Based on the amount in the Trust Account as of the record date, this would amount to approximately $[            ] per share. The closing price of the public shares on the NYSE on [            ], the record date, was $[            ]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[            ] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [            ] (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension and the Interest Amendments.

Redemption Withdrawal Procedures

Our Board may elect to abandon the Proposals if the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets, which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof that remain outstanding following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

In no event will the Company proceed with the Extension or the Interest Amendments if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Prior to the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), public stockholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement, which should be submitted to [            ]. Such Reversal Commitment Form should contain the public stockholder’s legal name, phone number and address of the beneficial owner of the shares for which an Election Reversal is committed.

Shortly after the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), we will announce to public stockholders whether the Redemption Elections (after taking into account the commitments made on the Reversal Commitment Forms) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals.

The Company requests that public stockholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals, in each case, for no less than the Minimum Non-Redemption Percentage of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that public stockholders are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on [            ], the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, including one for which a commitment has previously been made on the Reversal Commitment Form, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

Our Board may determine to postpone the special meeting if, one business day prior to the special meeting, the Redemption Elections (after taking into account any Election Reversals) by our public stockholders would cause us to have less than $[            ] of net tangible assets (which would occur if there are less than the Aggregate Threshold Non-Redemption Percentage of public shares outstanding as of the date hereof) following the adoption of the Proposals. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals from public stockholders by the transfer agent so as to not cause the Company to have less than [            ] of net tangible assets following the adoption of the Proposals or (ii) the Board’s determination to abandon the Proposals and cancel the special meeting. For the duration of such postponement, to the extent you have made the Election to redeem your public shares and have delivered such shares physically or electronically through DWAC, you will not be able to transfer, assign or sell such shares.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON [            ], THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before March 8, 2023, in accordance with our charter, the 10,000,000 founder shares (after giving effect to the forfeiture following expiration of the unexercised underwriters’ over-allotment option) that we issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.003 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $[            ] based on the last sale price for the Company’s public shares of $[            ] on the NYSE on [            ] (the record date);

•        If any of any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before March 8, 2023, in accordance with our charter, the 7,500,000 private placement warrants purchased by the Sponsor and the Company’s independent directors for an aggregate investment of $11,250,000, or $1.50 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $[            ] based on the last sale price for the public warrants of $[            ] on the NYSE on [            ] (the record date);

•        Even if the trading price of the Class A common stock were as low as $1.13 per share, the aggregate market value of the Sponsor’s founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if any of the Proposals is not approved or is abandoned and the Company liquidates without completing its initial business combination before March 8, 2023, the initial stockholders will lose their entire investment in us;

•        If the Proposals are approved and the Extension and the Working Capital Amendment and Trust Amendment are implemented, the Company would have additional time to consummate a business combination and would be permitted to request the release of interest earned on funds held in the Trust Account, to the extent such interest is accrued after the date of the Working Capital Amendment and Trust Amendment, into the Company’s working capital. If the Working Capital Amendment and Trust Amendment are adopted, working capital would be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments. As such, the Company could effectively transfer the costs of working capital expenses (including the costs of identifying a business combination target and consummating a business combination) to its public stockholders by withdrawing interest earned in the Trust Account accrued after the date of the Interest Amendments for payment of such expenses. Distributions of such interest by the Trustee shall occur as and when directed by the Company, and such distributions may consist of any or all of the interest then-earned on the funds in the Trust Account. Any such amounts would not be included in any funds paid to our public stockholders in the event of future redemptions by such stockholders or a liquidation of the Company. In the event of any such liquidation of the Company, interest accrued after the date of the Interest Amendments and working capital of the Company, if any, would be used to satisfy remaining taxes (including any excise taxes that may be due, including any IRA Excise Tax), working capital expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class B common stock, including the Sponsor, and would be unavailable to our public stockholders. Notwithstanding implementation of the Extension and the Working Capital Amendment and Trust Amendment, if the Company does not consummate a business combination by the Extended Date, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law, and the Sponsor would be entitled to receive residual funds in the Company’s working capital not used for payment of Company’s dissolution expenses or other applicable obligations.

•        The Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes and working capital, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved or is abandoned and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination, and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement.

Additionally, if the Proposals are approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Proposals and (ii) whose public shares are redeemed for cash if the Proposals are approved and the Extension and the Interest Amendments are implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is based on provisions of the Code, Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•        banks and other financial institutions;

•        mutual funds;

•        insurance companies;

•        brokers or dealers in securities, currencies or commodities;

•        dealers or traders in securities subject to a mark-to-market method of accounting;

•        regulated investment companies and real estate investment trusts;

•        retirement plans, individual retirement accounts and other deferred accounts;

•        tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•        persons holding public shares as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;

•        U.S. holders whose functional currency is not the U.S. dollar;

•        Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•        expatriated entities subject to Section 7874 of the Code;

•        persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

•        persons subject to any alternative minimum tax;

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        holders owning or treated as owning 5% or more of our public shares (by vote or value);

•        grantor trusts; and

•        controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding public shares should consult their tax advisors as to the particular tax consequences to them of the redemption of public shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder that does not elect to redeem its public shares if the Proposals are approved and the Extension and the Interest Amendments are implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Proposals.

Tax Treatment of Redeeming Stockholders

In the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “The Proposals — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any stock treated as held by such holder under applicable constructive ownership rules, including any stock constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire pursuant to the exercise of an option, which would generally include public shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s public shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares of our stock, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares of our stock constructively owned by it.

A holder of public shares should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

Dividends paid to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to our public shares may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of public shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the gross amount of such dividend will generally be subject to withholding tax at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the Non-U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

The withholding tax described above does not apply to dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the

Non-U.S. holder), provided that the holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8ECI and satisfies all applicable certification requirements. Instead, such dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” subject to the discussion regarding backup withholding below, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•        the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Non-U.S. holder held our public shares, and, in the case where public shares are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our public shares at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. holder’s holding period for the public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder in connection with a redemption treated as a sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our public shares are regularly traded on an established securities market within the meaning of applicable Treasury Regulations, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that our public shares will be treated as regularly traded on an established securities market. However, we believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation in the immediate foreseeable future, but there can be no assurance in this regard. Holders should consult their tax advisor regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.

It is possible that because an applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. Holder’s public shares, such applicable withholding agent might treat the redemption as a distribution subject to withholding tax.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of public shares.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of public shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. Backup withholding of tax may also apply to cash payments to which a Non-U.S. holder is entitled in connection with the redemption of public shares, unless the Non-U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8), attesting to such Non-U.S. holder’s status as non-U.S. person and otherwise complies with applicable certification requirements.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension and the Interest Amendments. Each of the Proposals is cross-conditioned on the approval of the others. If any of the Proposals is not approved or is abandoned, the Extension and the Interest Amendments will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable (including any applicable IRA Excise Tax) and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Proposals. The initial stockholders beneficially owned as of the record date, and are entitled to vote, 10,000,000 founder shares, representing 20% of the Company’s issued and outstanding common stock.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Proposals.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Proposals. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of [            ], the record date of the special meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 50,000,000 shares of common stock issued and outstanding as of [            ], consisting of 40,000,000 shares of Class A common stock and 10,000,000 founder shares.

	Class A Common Stock		Class B Common Stock(2)
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
M3-Brigade Sponsor II LP(2)(3)	—	—	9,975,000	99.8%	19.9%
Mohsin Meghji(2)(3)	—	—	9,975,000	99.8%	19.9%
Matthew Perkal(4)	—	—	—	—	—
Charles Garner(4)	—	—	—	—	—
Brian Griffith	—	—	—	—	—
Frank M. Garrison, Jr.(4)	—	—	—	—	—
Dale Gerard(4)	—	—	—	—	—
John Paul Roehm	—	—	25,000	*	*
Steven Vincent(4)	—	—	—	—	—
Aaron Yeary(4)	—	—	—	—	—
All officers and directors as a group (8 individuals)	—	—	10,000,000	100.0%	20.0%
Millennium Management LLC(5)	2,085,239	5.2%	—	—	4.17%
Nomura Global Financial Products, Inc.(6)	2,131,682	5.3%	—	—	4.26%

____________

*        Indicates beneficial ownership of less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 1700 Broadway, 19th Floor, New York, NY 10019.

(2)      M3-Brigade Sponsor II LP is the record holder of the shares reported herein. The general partner of M3-Brigade Sponsor II LP is M3-Brigade Acquisition Partners II Corp. Mohsin Meghji is the sole director of M3-Brigade Acquisition Partners II Corp. Mr. Meghji may be deemed to have beneficial ownership of the common stock held directly by M3-Brigade Sponsor II LP.

(3)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. The founder shares will convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

(4)      Does not include any shares owned by this individual as a result of his or her membership interest in our sponsor.

(5)      Based solely on a Schedule 13G filed with the SEC on February 14, 2022, the business address of Millennium Management LLC is 399 Park Avenue, New York, NY 10022.

(6)      Based solely on a Schedule 13G filed with the SEC on February 14, 2022, the business address of Nomura Global Financial Products, Inc. is Worldwide Plaza, 309 West 49th Street, New York, NY 10019.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address that wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 1700 Broadway, 19th Floor, New York, NY 10019, Attn: MBAC.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

M3-Brigade Acquisition II Corp.
1700 Broadway, 19th Floor
New York, NY 10019
Attn: MBAC
Email: info@m3-brigade.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor New York, NY 10022
Tel: (877) 687-1866 (toll-free) or
(212) 750-5833 (banks and brokers can call collect)

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [            ] (one week prior to the date of the special meeting).

Annex A

REVERSAL COMMITMENT FORM1

              The Company requests that each public stockholder complete this Reversal Commitment Form to indicate its intention to make an Election Reversal with respect to no less than [            ]% (the “Minimum Non-Redemption Percentage”) of such stockholder’s public shares. If, based upon Redemption Elections and Election Reversals, it appears that stockholders of the Company are taking advantage of the opportunity to make Election Reversals, but with respect to less than the Minimum Non-Redemption Percentage of their public shares, the Board may determine to abandon the Proposals.

              The undersigned, _____________________________________________________ (the “Stockholder”), is the beneficial owner of ____________________ shares of Class A common stock of the Company (“Beneficial Holdings”). The Stockholder represents and warrants that such Stockholder has full power and authority with respect to its Beneficial Holdings for the purposes set forth herein.

              The Stockholder hereby irrevocably gives notice to the Company of its intention to make an Election Reversal with respect to no less than the Minimum Non-Redemption Percentage of its Beneficial Holdings as of the Record Date. By executing this form, the Stockholder agrees to tender for redemption all of its Beneficial Holdings as of the Record Date and to subsequently withdraw tender with respect to no less than the Minimum Non-Redemption Percentage of its Beneficial Holdings as of the Record Date.

              Please return this form prior to 5:00 p.m. Eastern time, on [            ] (two business days prior to the scheduled vote at the special meeting) to [            ].

Stockholder Account Name(s):

Date:
Signature of Stockholder:
Signed By (Legal Name):
Title:
Address:

____________

1        Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the accompanying proxy statement.

Annex A-1

Annex B

FORM OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
M3-BRIGADE ACQUISITION II CORP.

[•]

M3-Brigade Acquisition II Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “M3-Brigade Acquisition II Corp.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 16, 2020 under the name M3 Acquisition II Corp. An amendment was filed with the Secretary of State of the State of Delaware on February 11, 2021 changing the name to M3-Brigade Acquisition II Corp. and effecting a stock split. A subsequent amendment was filed on February 19, 2021 effecting a subsequent stock split (collectively, the “Original Certificate”).

2.      An Amended and Restated Certificate of Incorporation (the “Existing Certificate”), which both restated and amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on March 3, 2021.

3.      This Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and amends the provisions of the Existing Certificate was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

4.      This Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.

5.      Certain capitalized terms used in this Amended and Restated Certificate are defined where appropriate herein.

6.      The text of the Original Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is M3-Brigade Acquisition II Corp. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Corporation and one or more businesses (a “Business Combination”).

ARTICLE III
REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

Annex B-1

ARTICLE IV
CAPITALIZATION

Section 4.1     Authorized Capital Stock.    The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 501,000,000 shares, consisting of (a) 500,000,000 shares of common stock (the “Common Stock”), including (i) 450,000,000 shares of Class A common stock (the “Class A Common Stock”), and (ii) 50,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2     Preferred Stock.    Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3     Common Stock.

(a)     Voting.

(i)     Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii)    Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote.

(iii)   Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(iv)   The number of authorized shares of the Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate (including any certificate of designation relating to any series of Preferred Stock). The holders of Class B Common Stock are entitled to vote as a separate class to increase the authorized number of shares of Class B Common Stock.

Annex B-2

(b)    Class B Common Stock.

(i)     Shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) at the time of the closing of the initial Business Combination.

(ii)    Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock or equity-linked securities are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to or in connection with the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination, the ratio for which the shares of Class B Common Stock shall convert into shares of Class A Common Stock will be adjusted so that the number of shares of Class A Common Stock issuable upon conversion of all shares of Class B Common Stock will equal, in the aggregate, 25% of the sum of (a) the total number of all shares of Class A Common Stock issued in the Offering (including any shares of Class A Common Stock issued pursuant to the underwriters’ over-allotment option), and (b) all shares of Class A Common Stock issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued in connection with or in relation to the consummation of a Business Combination, excluding any shares of Class A Common Stock or equity-linked securities or rights issued, or to be issued, to any seller in a Business Combination, any private placement warrants issued to M3-Brigade Sponsor II LP (the “Sponsor”), or and any warrants issued to an affiliate of the Sponsor or the Corporation’s officers and directors upon the conversion of working capital loans made to the Corporation, provided that such conversion of shares of Class B Common Stock shall never be less than the Initial Conversion Ratio.

Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or equity-linked securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii).

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (l) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.

(iii)   Voting.    Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in

Annex B-3

the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

(c)     Dividends.    Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d)    Liquidation, Dissolution or Winding Up of the Corporation.    Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4     Rights and Options.    The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1     Board Powers.    The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2     Number, Election and Term.

(a)     The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b)    Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification

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of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitute the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c)     Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)    Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 5.3     Newly Created Directorships and Vacancies.    Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4     Removal.    Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5     Preferred Stock - Directors.    Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

Section 5.6     Quorum.    A quorum for the transaction of business by the directors shall be set forth in the Bylaws.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

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ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1     Meetings.    Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

Section 7.2     Advance Notice.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3     Action by Written Consent.    Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the Class B Common Stock with respect to which action may be taken by written consent.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1     Limitation of Director Liability.    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2     Indemnification and Advancement of Expenses.

(a)     To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

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(b)    The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)     Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)    This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1     General.

(a)     The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b)     Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 16, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest (x) earned after the date hereof to pay taxes and working capital expenses and (y) earned before the date hereof to pay taxes (provided, however, that such withdrawals to pay any U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) and certain domestic subsidiaries of publicly traded foreign corporations pursuant to Section 4501 of the Internal Revenue Code of 1986, as amended, included in the Inflation Reduction Act of 2022 (such excise tax, the “IRA Excise Tax”), if applicable, shall be permitted only to the extent that interest earned after the date hereof and the Company’s working capital are insufficient for payment of such tax), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by March 8, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) or such later date as approved by holders of a majority of the outstanding shares of Common Stock that are voted at a meeting to extend such date, voting together as a single class (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Section 9.2     Redemption Rights.

(a)     Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof

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(such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption) the net tangible assets (as determined in accordance with Rule 3a51-l(g)(l) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule) of the Corporation or any entity that succeeds the Corporation as a public company will be at least $5,000,001 either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering. This redemption obligation exists only with respect to the proposed business combination with respect to which it relates.

(b)     If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay working capital expenses (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, other than the IRA Excise Tax if there are sufficient funds to pay it from the Company’s working capital), by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights (irrespective of whether they voted in favor or against the Business Combination) shall be equal to the quotient obtained by dividing: (x) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay working capital expenses (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, other than the IRA Excise Tax if there are sufficient funds to pay it from the Company’s working capital), by (y) the total number of then outstanding Offering Shares.

(c)     If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

(d)    In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest

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earned on the funds held in the Trust Account not previously released to the Corporation to pay working capital expenses (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, other than the IRA Excise Tax if there are sufficient funds to pay it from the Company’s working capital), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e)     If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f)     If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3     Distributions from the Trust Account.

(a)     A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b)    Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c)     The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4     Share Issuances.    Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation (other than by way of a stock split or share dividend to the holders of the Class A Common Stock) that would entitle the holders thereof to receive funds from the Trust Account or vote as a class with the Class A Common Stock on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX or extension of the Deadline Date.

Section 9.5     Transactions with Affiliates.    In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, may obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority or a valuation or appraisal firm that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6     No Transactions with Other Blank Check Companies.    The Corporation shall not enter into an initial Business Combination solely with another blank check company or similar company with nominal operations.

Section 9.7     Additional Redemption Rights.    If, (A) in accordance with Section 9.l(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, or (B) the Deadline Date is extended by a shareholder vote, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously

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released to the Corporation to pay working capital expenses (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, other than the IRA Excise Tax if there are sufficient funds to pay it from the Company’s working capital), divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

Section 9.8     Minimum Value of Initial Business Combination.    The Corporation’s initial Business Combination must be comprised of one or more Business Combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding any deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time the Corporation signs a definitive agreement in connection with the initial Business Combination.

ARTICLE X
CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

ARTICLE XI
AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated Certificate may be amended only as provided therein.

ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS; CONSENT TO JURISDICTION

Section 12.1   (a) Forum.    Subject to clause (b) immediately below, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction.

(b)    Notwithstanding the foregoing, (i) the provisions of this Section 12.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative

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forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

(c)     If any action the subject matter of which is within the scope of Section 12.l(a) immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder (current, former or future), such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.l(a) immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder or such stockholder’s counsel in the Foreign Action as agent for such stockholder. If any action the subject matter of which is within the scope of Section 12.l(b)(ii) above is filed in a court other than a federal district court of the United States of America (a “Foreign Securities Act Action”) in the name of any stockholder (current, former or future), such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the federal district courts of the United States of America in connection with any action brought in any such court to enforce Section 12.l(b) above (a “Foreign Securities Act Enforcement Action”), and (y) having service of process made upon such stockholder in any such enforcement action by service upon such stockholder or such stockholder’s counsel in the Foreign Securities Act Enforcement Action as agent for such stockholder.

Section 12.2   Severability.    If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

Section 12.3   Deemed Notice.    Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XII.

ARTICLE XIII
APPLICATION OF DGCL SECTION 203

Section 13.1   Section 203 of the DGCL.    The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

Section 13.2   Limitation on Business Combinations.    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(a)     prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(b)    upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i)  persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c)     at or subsequent to that time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock that is not owned by the interested stockholder.

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Section 13.3   Certain Definitions.

Solely for purposes of this Article XIII, references to:

(a)     “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b)    “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c)     “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i)     any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.2 is not applicable to the surviving entity;

(ii)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or

(iv)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.

(d)    “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the voting power of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such

Annex B-12

entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e)     “Exempted Person” means M-III Partners, LP, M3-Brigade Sponsor II LP, M3-Brigade Acquisition Partners II Corp., a Delaware corporation, and Brigade Capital Management, LP. and their respective affiliates, any of their respective direct or indirect transferees of at least 15% of the Corporation’s outstanding common stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.

(f)     “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(g)    “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates: (1) beneficially owns such stock, directly or indirectly; or has (2) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or (3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(h)    “person” means any individual, corporation, partnership, unincorporated association or other entity.

(i)     “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(j)     “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

[Signature Page Follows]

Annex B-13

IN WITNESS WHEREOF, M3-Brigade Acquisition II Corp. has caused this Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

M3-Brigade Acquisition II Corp.
By:
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer

Annex B-14

Annex C

FORM OF AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of _________, by and between M3-Brigade Acquisition II Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”) and amends and restates in its entirety that certain Investment Management Trust Agreement, dated as of March 3, 2021, by and between the Company and the Trustee (the “Existing Agreement”).

WHEREAS, the Company’s registration statement on Form S-1, File No. 333-253132 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and one-third of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Common Stock (such initial public offering hereinafter referred to as the “Offering”), was declared effective on March 3, 2021 by the U.S. Securities and Exchange Commission;

WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co. as the representative (the “Representative”) of the several underwriters (the “Underwriters”) named therein;

WHEREAS, as described in the Prospectus, $400,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) was delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Common Stock included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders,” and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $14,000,000 is attributable to deferred underwriting discounts and commissions that will be payable by the Company to the Underwriter upon the consummation of the Business Combination (as defined below) (the “Deferred Discount”);

WHEREAS, on March 3, 2021, the Company and the Trustee entered into the Existing Agreement setting forth the terms and conditions pursuant to which the Trustee shall hold the Property;

WHEREAS, pursuant to Section 6(c) of the Existing Agreement, the Representative has consented in writing to the entry into this Agreement by the Company and the Trustee;

WHEREAS, pursuant to Section 6(d) of the Existing Agreement, the Consent of the Stockholders (as defined in the Existing Agreement) has been obtained with respect to the entry into this Agreement by the Company and the Trustee; and

WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.

NOW THEREFORE, IT IS AGREED:

1.        Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)         Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at J.P. Morgan Chase Bank, N.A., maintained by the Trustee and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b)         Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

Annex C-1

(c)         In a timely manner, upon the written instruction of the Company, invest and reinvest the Property solely in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of Rule 2a-7(d) promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder and the Trustee may earn bank credits or other consideration; (d) Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(d)         Promptly notify the Company and the Representative of all communications received by the Trustee with respect to any Property requiring action by the Company;

(e)         Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(f)          Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(g)         Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(h)         Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its working capital expenses as well as to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of taxes payable, other than the IRA Excise Tax (as defined below) if there are sufficient funds to pay it from the Company’s working capital), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) March 8, 2024 and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its working capital requirements as well as to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of taxes payable, other than the IRA Excise Tax (as defined below) if there are sufficient funds to pay it from the Company’s working capital) shall be distributed to the Public Stockholders of record as of such date;

(i)          Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover (x) to the extent such interest was earned after the date hereof, its working capital expenses or any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, or (y) to the extent such interest was earned before the date hereof, any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property (but, with respect to any U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) and certain domestic subsidiaries of publicly traded foreign corporations pursuant to Section 4501 of the Internal Revenue Code of 1986, as amended, included in the Inflation Reduction Act of 2022 (such excise tax, the “IRA Excise Tax”), if applicable, only to the extent that interest earned after the date hereof and the Company’s working capital are insufficient for payment of such tax), which amount, in case of either clause (x) or (y), shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to

Annex C-2

the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account; provided, further, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(j)          Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D, the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem shares of Common Stock from Public Stockholders properly submitted in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or amendments to the Company’s amended and restated certificate of incorporation prior thereto or the Company’s obligation to redeem 100% of its public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in clause (y) of Section 1(i) of the Agreement. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and

(k)         Not make any withdrawals or distributions from the Trust Account other than pursuant to 1(i), (j) or (k) above.

2.        Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a)         Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President or Secretary. In addition, except with respect to its duties under 1(i), (j) and (k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)         Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any act ion, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c)         Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, annual administration fee, and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until the closing of the Business Combination (defined below). The Company shall pay the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Trustee shall refund to the Company the annual administration fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Account. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;

Annex C-3

(d)         In connection with any vote of the Company’s stockholders regarding a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the stockholder meeting verifying the vote of such stockholders regarding such Business Combination;

(e)         Provide the Representative with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same; and

(f)          Unless otherwise agreed between the Company and the Representative, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Discount is paid directly to the account or accounts directed by the Representative on behalf of the Underwriter prior to any transfer of the funds held in the Trust Account to the Company or any other person;

(g)         Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.

3.        Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a)         Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b)         Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any third party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(c)         Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(d)         Refund any depreciation in principal of any Property;

(e)         Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f)          The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g)         Verify the accuracy of the information contained in the Registration Statement;

(h)         Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

Annex C-4

(i)          File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(j)          Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, any tax obligations, except pursuant to Section 1(j) hereof; or

(k)         Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to 1(i), (j) or (k) hereof.

4.        Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under 2(b) or (c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5.        Termination. This Agreement shall terminate as follows:

(a)         If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)         At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof (which section may not be amended under any circumstances) and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b).

6.        Miscellaneous.

(a)The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(b)         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)         This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Subject to Section 6(d) hereof, this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification to 1(i), 2(g) or Exhibit A may be made without the prior written consent of the Representative.

Annex C-5

(d)         This Agreement or any provision hereof may only be changed, amended or modified pursuant to Section 6(c) hereof with the Consent of the Stockholders. For purposes of this Section 6(d), the “Consent of the Stockholders” means receipt by the Trustee of a certificate from the inspector of elections of the stockholder meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (“DGCL”) (or any successor rule), who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class, have voted in favor of such change, amendment or modification. No such amendment will affect any Public Stockholder who has otherwise indicated his election to redeem his shares of Common Stock in connection with a stockholder vote sought to amend this Agreement to modify the substance or timing of the Company’s obligation to redeem 100% of the Common Stock if the Company does not complete its initial Business Combination within the time frame specified in the Company’s amended and restated certificate of incorporation. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee may rely conclusively on the certification from the inspector or elections referenced above and shall be relieved of all liability to any party for executing the proposed amendment in reliance thereon.

(e)         The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(f)          Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Francis Wolf and Celeste Gonzalez
Email:   fwolf@continentalstock.com

cgonzalez@continentalstock.com

if to the Company, to:

Mohsin Y. Meghji
Chairman and Chief Executive Officer
1700 Broadway – 19th Floor
New York, NY 10019

in each case, with copies to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attn: Christian O. Nagler, Esq.
Tel: (212) 446-4800

and

Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attn: General Counsel
Fax No.: (212) 829-4708

Annex C-6

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
Attn: Stuart Neuhauser, Esq.
Email:   sneuhauser@egsllp.com

(g)         Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(h)         This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(i)          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(j)          Each of the Company and the Trustee hereby acknowledges and agrees that Cantor Fitzgerald & Co. on behalf of the Underwriters is a third party beneficiary of this Agreement.

(k)         Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

Annex C-7

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
	Name:	Francis Wolf
	Title:	Vice President
M3-BRIGADE ACQUISITION II CORP.
By:
	Name:	Mohsin Y. Meghji
	Title:	Chairman and Chief Executive Officer

[Signature Page to Investment Management Trust Agreement]

Annex C-8

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial set-up fee	Initial closing of Offering by wire transfer	$3,500
Trustee administration fee	Payable annually. First year fee payable, at initial closing of Offering by wire transfer, thereafter by wire transfer or check.	$10,000
Transaction processing fee for disbursements to Company under 1(i) and (j)	Billed to Company following disbursement made to Company under Section 1	$250
Paying Agent services as required pursuant to 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Section 1(i) and 1(k)	Prevailing rates

Annex C-9

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:        Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between M3-Brigade Acquisition II Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of ________ (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date (or such shorter period as you may agree) of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and transfer the proceeds to a segregated account held by you on behalf of the Beneficiaries to the effect that, on the Consummation Date, all of the funds held in the Trust Operating Account at J.P. Morgan Chase Bank, N.A. will be immediately available for transfer to the account or accounts that the Representative (with respect to the Deferred Discount) and the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account at J.P. Morgan Chase Bank, N.A. awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date, (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”) and (ii) the Company shall deliver to you (a) a certificate by the Chief Executive Officer, Chief Financial Officer or Chairman, which verifies that the Business Combination has been approved by a vote of the Company’s stockholders, if a vote is held and (b) a joint written instruction signed by the Company and the Representative with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Discount and amounts owed to public stockholders who have properly exercised their redemption rights (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

Annex C-10

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such notice as soon thereafter as possible.

Very truly yours,
M3-Brigade Acquisition II Corp.
By:
Name:
Title:
Acknowledged & Agreed by: Cantor Fitzgerald & Co.
By:
Name:
Title:

Annex C-11

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:        Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between M3-Brigade Acquisition II Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of __________ (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in Section 1(i) of the Trust Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

(1)         24 months from the closing of the Offering, or at a later date, if extended.

Very truly yours,
M3-Brigade Acquisition II Corp.
By:
Name:
Title:

cc:         Cantor Fitzgerald & Co.

Annex C-12

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:        Trust Account — Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Amended and Restated Investment Management Trust Agreement between M3-Brigade Acquisition II Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of __________ (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $            of the interest income earned on the Property after the date of the Trust Agreement to pay for the Company’s working capital expenses and tax obligations as set forth on the attached tax return or tax statement and $________ of the interest income earned on the Property before the date of the Trust Agreement to pay for the Company’s tax obligations (but, with respect to any U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) and certain domestic subsidiaries of publicly traded foreign corporations pursuant to Section 4501 of the Internal Revenue Code of 1986, as amended, included in the Inflation Reduction Act of 2022, if applicable, only to the extent that interest earned after the date hereof and the Company’s working capital are insufficient for payment of such tax)) as set forth on the attached tax return or tax statement. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,
M3-Brigade Acquisition II Corp.
By:
Name:
Title:

cc:         Cantor Fitzgerald & Co.

Annex C-13

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:        Trust Account — Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Amended and Restated Investment Management Trust Agreement between M3-Brigade Acquisition II Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of _________ (the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Stockholders of the Company $_________ of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries for distribution to the Stockholders who have requested redemption of their Common Stock. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in Section 1(i) of the Trust Agreement. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter.

Very truly yours,
M3-Brigade Acquisition II Corp.
By:
Name:
Title:

cc:         Cantor Fitzgerald & Co.

Annex C-14

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY M3-BRIGADE ACQUISITION II CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ ], 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/m3brigadeii/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS OF M3-BRIGADE ACQUISITION II CORP. RECOMMENDS A VOTE “FOR” PROPOSALS NO. 1, 2, 3, 4 AND 5. 1. To amend the Company’s Amended and Restated FOR AGAINST ABSTAIN Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from March 8, 2023 to March 8, 2024 (the “Extended Date” and such proposal, the “Extension Amendment Proposal”). 2. To amend our charter to permit the release of interest FOR AGAINST ABSTAIN from the trust account established in connection with the Company’s initial public offering (“IPO”) (such account, the “Trust Account”), to the extent such interest is accrued after the date of the Interest Amendments (as defined below), to pay the Company’s working capital expenses (the “Working Capital Amendment” and such proposal, the “Working Capital Amendment Proposal”) 3. To amend our charter to provide that funds used by FOR AGAINST ABSTAIN the Company to pay the new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations pursuant to Section 4501 of the Internal Revenue Code of 1986, as amended, included in the Inflation Reduction Act of 2022 (such tax, the “IRA Excise Tax”), if applicable, be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments (as defined below) or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments (such amendment, the “Excise Tax Amendment” and such proposal, the “Excise Tax Amendment Proposal”). 4. To amend the Investment Management Trust FOR AGAINST ABSTAIN Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to (i) reflect the Extension, (ii) permit the release of interest from the Trust Account, to the extent such interest is accrued after the date of the Interest Amendments, to pay the Company’s working capital expenses and (iii) provide that funds used by the Company to pay any applicable IRA Excise Tax be drawn first from interest in the Trust Account that is accrued after the date of the Interest Amendments or from the Company’s working capital and second, and only to the extent such interest and working capital are insufficient for payment of any applicable IRA Excise Tax, from interest in the Trust Account that was accrued prior to the date of the Interest Amendments (the “Trust Amendment” and, together with the Working Capital Amendment and the Excise Tax Amendment, the “Interest Amendments” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the Working Capital Amendment Proposal and the Excise Tax Amendment Proposal, the “Proposals”). 5. A proposal to approve the adjournment of the special FOR AGAINST ABSTAIN meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension or the Interest Amendments (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals CONTROL NUMBER Signature Signature, if held jointly Date 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate of ficer, please give title as such.

Proxy Materials for the Special Meeting of Stockholders is available at: https://www.cstproxy.com/m3brigadeii/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY M3-BRIGADE ACQUISITION II CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Mohsin Y. Meghji and Charles Garner, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of M3-Brigade Acquisition II Corp. held of record by the undersigned at the close of business on [ ] at the Special Meeting of Stockholders of M3-Brigade Acquisition II Corp. to be held virtually at: https://www.cstproxy.com/ m3brigadeii/2022 on [ ] or at any adjournment or postponement thereof. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING PROXY STATEMENT AND REVOKES ALL PRIOR PROXIES FOR SUCH SPECIAL MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS NO. 1, 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued and to be marked, dated and signed on reverse side)